SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/22/2010

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street (Webster Plaza), Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 578-2202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Webster Financial Corporation’s (NYSE: WBS) (“Webster”) Chairman and Chief Executive Officer, James C. Smith, and Senior Executive Vice President and Chief Financial Officer, Jerry Plush, and other members of the Webster management team will make presentations on Webster’s business activities and strategies at the Webster Investor Day 2010 for institutional investors and analysts on Thursday, September 23, 2010 in Boston from 8:30 a.m. to 1:00 p.m. Presentation slides and a link to the live webcast will be available in the Investor Relations section of Webster’s website at www.wbst.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: September 22, 2010	By:	/S/ THERESA M. MESSINA
Theresa M. Messina
Principal Accounting Officer

3